EPILEPSY DAY APRIL 27, 2022

2 Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between Praxis’ expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the period ended December 31, 2021 and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Developing New Classes of Treatments

INSPIRED BY THE GENETICS OF EPILEPSY


DRD3
HTT
FMR1
OPA1
CACNA1G
GABRB3
KCN1A
SCN8A
SCN2A
CDKL5
DNM1
UNC79
TRIM3
PCDH19
CACNA1A
CACNA1A
KCNA1
SLC1A3
SETX
RFC1
TPH2
FKBP2
HTR2A
PSYCHIATRY
EPILEPSY
MOVEMENT
SYNGAP1
SHANK3
GABRB3
KCNT1
SCN1A

PRAXIS 3

4 Praxis is built on four key pillars DEVELOPMENT INFORMED BY TRANSLATIONAL TOOLS TARGETS IDENTIFIED THROUGH GENETICS CLINICAL DEVELOPMENT PATHS TO POC ARE RIGOROUS & EFFICIENT DEVELOPMENT STRATEGIES ARE PATIENT-GUIDED

5 >1M w/ Refractory Seizures We aim to address unmet need in the $3B+ US common epilepsy market Source: CDC, EvaluatePharma; Tang F. et al. Front. Neurol. (2017) 3.5M US Prevalence $3B+ US Common Epilepsy Market Opportunity

6 Delivering first and best-in-class precision medicines for 25,000+ rare epilepsy patients LGS: Lennox-Gastaut Syndrome; TSC: Tuberous Sclerosis Complex Source: Ambit Genetic Testing and Claims Data Analysis; EvaluatePharma; Sanders S. J. et al. Trends Neurosci. (2018); Wolff M. et al Brain (2017); U.S. Diagnosed Prevalence for Rare Epilepsy Programs (patients ≤20 years of age) $742M ’21 sales $1.5B ’26 sales (consensus est.) First- and best-in-class PRAX precision medicines U.S. Market Size 1,500 1,000 1,250 1,600 2,250 8,000 PCDH19LGS, TSC, Dravet SCN8A GoF SCN2A GoF 25,000+ pts KCNT1 SYNGAP1 SCN2A LoF 35,000

Our portfolio includes the largest targeted epilepsy pipeline in development

FOCUS AREA	PRECLINICAL	IND / PHASE ONE	PHASE TWO	REGISTRATION ENABLING
PSYCHIATRY	**PRAX-040** Undisclosed		**PRAX-114** PTSD	**PRAX-114** MDD
EPILEPSY	**PRAX-090 (ASO)** SYNGAP1 **PRAX-020** KCNT1 **PRAX-100 (ASO)** SCN2A LoF **PRAX-628** Focal Epilepsy **PRAX-030** Undisclosed **PRAX-080 (ASO)** PCDH19	**PRAX-222 (ASO)** SCN2A GoF DEE **PRAX-562** DEEs		
MOVEMENT DISORDERS	**PRAX-050** Undisclosed		**PRAX-114** Essential Tremor **PRAX-944** PD **PRAX-944** Essential Tremor	

*PRAX-222 in collaboration with Ionis. SCN2A-LOF, SYNGAP1 & PCDH19 ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

7

8 DANIEL FRIEDMAN, M.D., MSc. Professor of Neurology at NYU Grossman School of Medicine and Co-director of the Video-EEG laboratory at NYU Langone Medical Center • MD from Case Western Reserve University School of Medicine; neurology residency training at the Hospital of the University of Pennsylvania and his epilepsy/clinical neurophysiology fellowship at the Neurological Institute/Columbia University Medical Center. • Serves on the executive committees of the North American SUDEP Registry and the Epilepsy Study Consortium as well as the professional advisory board of the Epilepsy Foundation of America. Introductions JACQUELINE FRENCH, M.D. Professor of Neurology at NYU Grossman School of Medicine and President, Director and Founder of the Epilepsy Study Consortium • Trained in Neurology at Mount Sinai Hospital in New York; fellowship training in EEG and epilepsy at Mount Sinai hospital and Yale University. • Serves as the Chief Medical/Innovation Officer of the Epilepsy Foundation. • Past president of the American Epilepsy Society; past Secretary of the American Society of Experimental Neurotherapeutics. • Recipient of the American Epilepsy Society Lennox Award (2017) and Service Award (2005), the Epilepsy Foundation Hero award (2013), and is an ILAE Ambassador for Epilepsy.

9 • Unmet Needs in Epilepsy Management: Challenges with clinical management of epilepsy today and possibility for precision-based therapies tomorrow Today’s Agenda JACQUELINE FRENCH, M.D. STEVE PETROU, Ph.D. DANIEL FRIEDMAN, M.D., MSc. • Praxis Epilepsy Innovation Strategy: Using genetics to elucidate new epilepsy targets with high probability of success • Our Science in Action: A deep-dive into our disease modifying epilepsy programs • Accelerating towards Registration: Our clinical development strategy for most advanced epilepsy programs • Perspectives from Clinical Practice: Shortcomings of existing treatment landscape provide opportunities for differentiation BERNARD RAVINA, M.D., MSc. Q&A SESSION • Q&A Panel with Speakers

10 Unmet Needs in Epilepsy Management Jacqueline French, MD NYU School of Medicine Unmet Needs in Epilepsy Management Jacqueline French, M.D. NYU School of Medicine

11 Disclosures • I receive salary support from the Epilepsy Foundation and for consulting work and/or attending Scientific Advisory Boards on behalf of the Epilepsy Study Consortium for Adamas, Aeonian/Aeovian, Alterity Therapeutics Limited, Anavex, Arkin Holdings, Arvelle Therapeutics, Inc., Athenen Therapeutics/Carnot Pharma, Autifony Therapeutics Limited, Baergic Bio, Biogen, BioMarin Pharmaceutical Inc., BioXcel Therapeutics, Bloom Science Inc., BridgeBio Pharma Inc., Cavion, Cerebral Therapeutics, Cerevel, Clinical Education Alliance, Coda Biotherapeutics, Corlieve Therapeutics, Crossject, CuroNZ, Eisai, Eliem Therapeutics, Encoded Therapeutics, Engage Therapeutics, Engrail, Epalex, Epihunter, Epiminder, Epitel Inc, Equilibre BioPharmaceuticals, Fortress Biotech, Greenwich Biosciences, Grin Therapeutics, GW Pharma, Janssen Pharmaceutica, Jazz Pharmaceuticals, Knopp Biosciences, LivaNova, Longboard Pharmaceuticals, Lundbeck, Marinus, Mend Neuroscience, Merck, NeuCyte Inc., Neumirna Therapeutics, Neurocrine, Neuroelectrics USA Corporation, Neuropace, NxGen Medicine Inc., Ono Pharmaceutical Co., Otsuka Pharmaceutical Development, Ovid Therapeutics Inc., Passage Bio, Pfizer, Praxis, PureTech LTY Inc., Rafa Laboratories Ltd, Redpin, Sage, SK Life Sciences, Sofinnova, Stoke, Supernus, Synergia Medical, Takeda, UCB Inc., Ventus Therapeutics, West Therapeutic Development, Xenon, Xeris, Zogenix, Zynerba. • I have also received research support from the Epilepsy Study Consortium (Funded by Andrews Foundation, Eisai, Engage, Lundbeck, Pfizer, SK Life Science, Sunovion, UCB, Vogelstein Foundation) Epilepsy Study Consortium/Epilepsy Foundation (Funded by UCB), GW/FACES and NINDS. • I am on the editorial board of Lancet Neurology and Neurology Today. I am Chief Medical/Innovation Officer for the Epilepsy Foundation. • I have received travel reimbursement related to research, advisory meetings, or presentation of results at scientific meetings from the Epilepsy Study Consortium, the Epilepsy Foundation, Arvelle Therapeutics, Inc., Biogen, Cerevel, Clinical Education Alliance, Engage, Lundbeck, NeuCyte, Inc., Neurocrine, Otsuka, Sage, UCB, Xenon, Zogenix.

12 Incidence of epilepsy • By a conservative estimate, 50 million people worldwide have epilepsy1 • The annual incidence ranges from 20-70 cases per 100,000 • Overall, 5% of persons report a seizure at some time in their lives (excluding febrile seizures) • Incidence rates are highest in childhood, plateau from 15-65 years of age, and rise again among the elderly • About 30% of patients with seizures have an identifiable neurologic or systemic disorder, and the remainder have either idiopathic or cryptogenic epilepsy • The diagnosis is based on the description of the seizures and the clinical context in which they occur, often supplemented by the results of electroencephalography 1. Brodie MJ and Dichter MA. N Engl J Med. 1996;334(3):168-175.

13 Antiseizure medicine: 2022 1st Generation • Phenytoin • Carbamazepine • Sodium Valproate • Phenobarbital • Primidone 2nd Generation • Felbamate • Gabapentin • Lamotrigine • Topiramate/ • Tiagabine • Oxcarbazepine • Levetiracetam 3rd Generation • Zonisamide • Pregabalin • Lacosamide • Rufinamide • Vigabatrin • Clobazam • Perampanel • Eslicarbazepine • Cannabidiol (Epidiolex) • Brivaracetam • Cenobamate • Fenfluramine • Ganaxolone

14 Outcome with initial drug therapy-all comers as of 2000 Kwan P and Brodie MJ. N Engl J Med. 2000;342(5):314-319. Seizure Free First drug monotherapy 47% Second drug monotherapy 13% Third drug monotherapy 1% Duotherapy 3% Total seizure free 64%

15 How far have we advanced? • Studies in the 1980’s established the critical ratio of treatment response in both adults and children: - 60-70% respond to ASM - 30-40% are “treatment resistant” • With 20 new ASMs in the last few decades, we would anticipate a change in the ratio • Unfortunately, there has not been a substantial change in this ratio in recent times

16 Seizure Free 20001 Seizure free 20122 First drug monotherapy 47% 49.5 Second drug monotherapy 13% Third drug monotherapy 1% Duotherapy 3% 6% Total seizure free 64% 68% Outcome with initial drug therapy 1. Kwan P and Brodie MJ. N Engl J Med. 2000;342(5):314-319. 2. Brodie et al, Neurology. 2012 ;78(20):1548-54

17 We Have Treatment for two thirds of patients AED Therapy: Current status and unmet needs We Need • Treatment for the one third of adult patients who are refractory • Treatment for difficult pediatric syndromes – Many now identified as monogenetic • Ability to predict efficacy/tolerability • Improved options for newly-diagnosed patients – Finding treatments that do not impact quality of life • Attention to comorbidities: depression, cognitive slowing, memory impairment • Antiepileptogenic/disease modifying therapy

18 Adherence burden • About 2/3 of patients can have seizures controlled with a new ASM • But these people are burdened by a daily requirement to take ASM, with dire consequences if even a single day is missed • This can be a lifetime obligation!

19 We have no problem finding new drugs with novel mechanisms* • Brivaracetam - binds SV2A & blocks voltage-gated Na+ channels • 2-deoxy-glucose inhibits glycolysis • Ganaxolone - GABAA-PAM tonic inhibition • Huperzine A - NMDA antagonist • Cenobamate - inhibits voltage gated sodium channels and positive GABAA modulator • CVL-865 - α2/3/5 preferring GABA-PAM • JNJ-40411813 - mGluR2 PAM • XEN901 - Selective Nav1.6 sodium channel blocker • XEN1101 - K+ Channel opener *Presented at Eleventh Eilat Conference (April 6-10, 2012)

20 Novel mechanisms • To date, novel mechanisms have not translated into better efficacy or tolerability

21 Antiepileptic drug? • ILAE is considering an “official” name change for the venerable Antiepileptic Drug, dividing drugs into: - Anti-seizure medication (ASM) - Disease modifying Epilepsy Medication (DMEM) • This is to highlight that most medications do not alter the course of epilepsy and are essentially “symptomatic therapy”. - What does this mean? Anti-seizure medicine: like treating a cough Disease modifying medicine: Like treating pneumonia

22 Can we predict a better drug? • A drug could differentiate in a number of important ways: - Disease modifying - Targeted at a specific population - Clear and indisputable advance in treating resistant epilepsy - Seizure freedom - Better tolerability - Less issues for women of childbearing potential - Specific efficacy in difficult syndromes (eg Dravet, Lennox-Gastaut) - Longer acting

23 Seizure freedom is important • In add-on studies, less than 5% of subjects are able to obtain seizure freedom, even for the 3 months of randomization • There is a great opportunity to develop a new therapy that increases rate of seizure freedom, or even 75-90% seizure reduction

24 But it all comes down to risk vs benefit • Don’t forget that the balance of adverse effects/risk of harm to benefit is important, even to individuals with treatment resistant epilepsy Source: h.fraimow

25 Can better side effect profile lead to better efficacy? % achieving Seizure Freedom Dose Toxicity 10 40 20 50 30 Maximum Benefit

26 Precision therapy? • Recent studies of emerging anti-seizure drugs in orphan diseases - Dravet syndrome • Fenfluramine • Cannabidiol - Lennox-Gastaut syndrome • Clobazam (US) • Rufinamide • Cannabidiol • Fenfluramine • Is this “precision medicine”? - To date, these studies have only determined the drug under study is more effective than placebo in a specific syndrome. - The studies have not proven either that the drug is more effective than other potential therapies, or that the drug will be more effective for this syndrome than for any other syndrome tested.

27 Precision therapy with Disease Modifying Epilepsy Medications (DMEM) • Targeted drugs (The hope for the future) - Correct pathology caused by a specific mutation or mutations - Everolimus and Tuberous sclerosis complex (TSC) • A mutation in TSC1 or TSC2 causes hyperactivity of the mammalian target of rapamycin (mTOR) pathway. • Everolimus “normalizes” mTOR pathway, and is truly a “targeted” treatment for TSC - Targeted genetic therapies • Gene replacement therapies • Anti-sense oligonucleotides (ASO’s)-In genetic diseases with “haploinsufficiency” (one bad gene copy) can eliminate nonsense protein from “bad” MRNA, allow good copy to take over production Mutated DNA Copy Mutated proteins

28 Do epilepsy patients represent a satisfied market? • In one word, No! • Many issues with existing ASMs • 1/3 continue to have seizures • 1/3 (by estimation) have dose-related side effects • No disease modifying treatments

29 Do neurologists treating epilepsy patients represent a satisfied market? • In a word, No! • All but 3 of the new ASMs either: - require long titration with complex instructions or - Have complicated pharmacokinetic interactions • Many patients continue to have seizures • Many ASMs have potential for life-threatening interaction • Co-morbidities such as depression, cognitive dysfunction not addressed

30 Praxis Epilepsy Innovation Strategy Steve Petrou, Co-founder and CSO

31 WHY EPILEPSY? WHY NOW?

32 Carolyn • 16 yrs – early morning tonic clonic seizures, myoclonus • 23 yrs-psychosis Our understanding of the genetics of epilepsy has come a long way in the eighty years since Lennox Lennox series (studied 1941) Eleanor • 17 yrs – early morning tonic clonic seizures, myoclonus • 22 yrs-psychosis

33 What distinguishes epilepsy, if anything? Very common Migraine, Depression Common Epilepsy, Autism, Schizophrenia, Alzheimer’s Disease Not common Multiple Sclerosis, Motor Neuron Disease etc. Essentially all neurological disorders have complex genetic inheritance

34 Today, the field has an outsized understanding of epilepsy genetics relative to other CNS (and non-CNS) diseases Perucca et al. Annu Rev Genomics Hum Genet 2020 OMIM: Online Mendelian Inheritance in Man ; a catalog of human genes and genetic disorders

35 Today, the field has an outsized understanding of epilepsy genetics relative to other CNS (and non-CNS) diseases Perucca et al. Annu Rev Genomics Hum Genet 2020 OMIM: Online Mendelian Inheritance in Man ; a catalog of human genes and genetic disorders

36 Classes of genes identified in genetic epilepsy are critical to other neurological disorders Adapted from Ellis CA, Petrovski S, Berkovic SF. Epilepsy genetics: clinical impacts and biological insights, The Lancet Neurology, Volume 19, Issue 1, 2020, Pages 93-100 Ion channels mTOR pathway Synaptic support Chromatin regulation

37 Framework for evaluating each epilepsy gene and new opportunities for therapy development EF FE C T S IZ E (O D D S R A T IO ) ALLELE FREQUENCY Rare Large effect size Common Small effect size Rare Small effect size Common Large effect size

38 The majority of epilepsy-causing variants fall within these two quadrants EF FE C T S IZ E (O D D S R A T IO ) ALLELE FREQUENCY Rare Large effect size Common Small effect size 1 2 Rare Small effect size Common Large effect size Rare monogenic epilepsies Common polygenic epilepsies

39 Current understanding of the landscape of genetic and acquired epilepsies P R E V A L E N C E RARE MONOGENIC EPILEPSIES COMMON POLYGENIC EPILEPSIES ACQUIRED EPILEPSIES

Epilepsy genetics guiding the Praxis portfolio build



PREVALENCE
Non-Epilepsy
PRAX-114
GABA
GABAergic system genetically implicated in both epilepsy and mood disorders with separate roles for phasic and tonic inhibition
Epilepsy
RARE MONOGENIC EPILEPSIES
COMMON POLYGENIC EPILEPSIES
ACQUIRED EPILEPSIES

Prevalence relative; not plotted to scale

PRAXIS 40

Epilepsy genetics guiding the Praxis portfolio build


PREVALENCE
Non-Epilepsy
PRAX-114
PRAX-944
CACNA1G
CACNA1G genetically implicated in epilepsy and tremor and ataxia due to involvement in neurophysiological rhythm generation common to seizures movement disorders
Epilepsy
RARE MONOGENIC EPILEPSIES
COMMON POLYGENIC EPILEPSIES
ACQUIRED EPILEPSIES

Prevalence relative; not plotted to scale

PRAXIS 41

Epilepsy genetics guiding the Praxis portfolio build



PREVALENCE
Non-Epilepsy
PRAX-114
PRAX-944
RARE EPILEPSIES
PRAX-222
PRAX-562
PRAX-020
PRAX-030
PRAX-080
PRAX-090
PRAX-100
Epilepsy
RARE MONOGENIC EPILEPSIES
COMMON POLYGENIC EPILEPSIES
ACQUIRED EPILEPSIES

Prevalence relative; not plotted to scale

PRAXIS 42

Epilepsy genetics guiding the Praxis portfolio build



PREVALENCE
Non-Epilepsy
PRAX-114
PRAX-944
PRAX-222
PRAX-562
PRAX-020
PRAX-030
PRAX-080
PRAX-090
PRAX-100
Treatment of focal onset epilepsy requires next generation sodium channel blockers designed with activity dependence
PRAX-628
Epilepsy
RARE MONOGENIC EPILEPSIES
COMMON POLYGENIC EPILEPSIES
ACQUIRED EPILEPSIES

Prevalence relative; not plotted to scale

PRAXIS 43

Praxis targeting the largest and untapped segment


PREVALENCE
Non-Epilepsy
PRAX-114
PRAX-944
PRAX-222
PRAX-562
PRAX-020
PRAX-030
PRAX-080
PRAX-090
PRAX-100
Praxis future pipeline exploiting new genetics of common epilepsy
PRAX-628
Epilepsy
RARE MONOGENIC EPILEPSIES
COMMON POLYGENIC EPILEPSIES
ACQUIRED EPILEPSIES

Prevalence relative; not plotted to scale

PRAXIS 44

These three imperatives guide our epilepsy portfolio build

Focus directly on underlying genetic defects in rare epilepsy

PRAX-222*
ASO

PRAX-020
SMALL MOLECULE

PRAX-080*
ASO

PRAX-090*
ASO

PRAX-100 *
ASO

PRAX-030
SMALL MOLECULE

Focus on implicated genes in common diseases

PRAX-114
SMALL MOLECULE

PRAX-944
SMALL MOLECULE

TARGET ID BY POLYGENIC RISK VARIANTS
SMALL MOLECULE

Focus on nodes of pathophysiological convergence informed by genetics

PRAX-562
SMALL MOLECULE

PRAX-628
SMALL MOLECULE

TARGETS IDENTIFIED THROUGH
GENETICS

*PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 45

46 Our Science in Action Steve Petrou, Co-founder and CSO

47 Leveraging our understanding of genetics to discover and develop therapies enabled by a translational toolkit and strategic collaborations DEVELOPMENT INFORMED BY TRANSLATIONAL TOOLS MULTISCALE DISEASE MODELS: Molecular, Neuronal, Network, Brain, Behavior BIOMARKERS: qEEG, Biofluids, Endophenotypes PATIENT STRATIFICATION: Genomics, Informatics, Functional genomics STRATEGIC COLLABORATIONS

48 Focus on nodes of pathological convergence informed by genetics

Voltage-gated sodium channels (NaV) are the key arbiters of neuronal excitability in the CNS



Nav
AIS
Axon proper
Terminal
Myelin
NoR
Nav1.1
Nav1.2
Nav1.6
Nav1.1
Nav1.6
Nav1.2

Debanne, D., Campanac, E., Bialowas, A., Carlier, E. and Alcaraz, G., 2011. Axon physiology. Physiological reviews, 91(2), pp.555-602.

PRAXIS 49

50 Persistent sodium current (INa) is a critical driver of pathological hyperexcitability in the CNS disorders

51 SCN8A GoF DEE patients have elevated persistent INa Increased persistent INa in patient neurons (P1, P2) relative to control (C2)

52 SCN2A GoF DEE patients have elevated persistent INa Increased persistent INa in disease neurons relative to WT

53 • Praxis sodium channel “functional” selectivity drug discovery program • Design molecules with in vitro profile including • preference for persistent current • rapid binding and unbinding kinetics • Goal is to selectively dampen hyperexcitable neuronal activity sparing physiological activity to enhance tolerability and allow higher dosing for better efficacy “Next generation” sodium channel blocker program at Praxis No drug Drug o u tp u t input

54 PRAX-562 SMALL MOLECULE PRAX-628 SMALL MOLECULE Genetics SCN8A gain-of-function SCN2A gain-of-function TSC +other DEEs US Diagnosed Prevalence >10,000 patients* Symptoms Early-onset seizures Developmental delay Intellectual disability Treatment Refractory to symptomatic agents *Lead indications only

55 Standard NaV blockers do not preferentially target disease-state hyperexcitability, driving limiting side effect profile Source: Praxis data on file “NaV Fingerprint” Persistent INa Inhibition Peak INa, UDV-10Hz (Disease-State Dependence) Inhibition Peak INa, Tonic Block Inhibition 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Lamotrigine (LTG) 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Carbamazepine (CBZ)LAMOTRIGINE CARBAMAZEPINE

56 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Carbamazepine (CBZ) We discovered PRAX-562 as a more potent and selective persistent INa blocker, more disease-state selective, with a wider therapeutic window Source: Praxis data on file 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Lamotrigine (LTG)LAMOTRIGINE CARBAMAZEPINE 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 PRAX-562AX-562 “NaV Fingerprint” Persistent INa Inhibition Peak INa, UDV-10Hz (Disease-State Dependence) Inhibition Peak INa, Tonic Block Inhibition

57 % INHIBITION OF hNaV1.6 PERSISTENT INa (SAME DATA AS ON PRIOR SLIDE) COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences *solubility concerns 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % I n h ib it io n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MOST SELECTIVE MOST POTENT

Our mechanistic hypothesis translates to a wide therapeutic index in vivo

MES EFFICACY



MES Latency (sec)
60
40
20
0
ED_{50}: 2 mg/kg
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY



Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD_{50}: 44 mg/kg
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS 58

PRAX-562 completely blocks seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTAEOUS SEIZURES[1]



+50%
0
-50%
-100%
% Change in Seizures
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



100%
50%
0%
Proportion with Seizures
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
$x^2_2 = 16.0$, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS 59

60 IMPROVES SCN2A GoF SURVIVAL1 IMPROVES SCN8A GoF SURVIVAL2 0 100 200 300 0 50 100 Age (days) % S u rv iv a l Control Tool compound 0 20 40 60 80 100 0 10 20 30 40 50 60 70 80 90 100 Age (days) % S u rv iv a l Control Tool compound Modulating persistent current increases survival in the same genetic models *p<0.005; n=18-20 per group; Cox proportional hazards model **p<0.001; n=29-32; Mantel-Cox log-rank test 1)Q54 GoF mice. 2)N1768D D/+ mice. Start Start dose Withdrawal * ** Data indicates PRAX-562 mechanism is disease modifying

PRAX-562 is highly efficacious in KCNQ2 and KCNC1 DEE models

KCNQ2 K556E PTZ SEIZURE MODEL[1]



100
50
0
% Without seizures
0
5
10
15
20
25
Time to seizure with hind limb extension (min)
Kcnq2 +/- PRAX-562 10mg/kg
Kcnq2 +/- VC

KCNC1 R320H PTZ SEIZURE MODEL[2]



100
50
0
% Without seizures
0
10
20
30
40
50
Time to seizure with hind limb extension (min)
Kcnc1 +/- PRAX-562 10mg/kg
Kcnc1 +/- VC

[1]WT and KCNQ2 +/K556E mice were treated with PRAX-562 at 10 mg/kg or vehicle 1-hr prior to PTZ injection (100 mg/kg s.c.); N=10 per group

[2]N=10-14 per group

Source: Praxis data on file.

PRAXIS 61

62 PRAX-562 SMALL MOLECULE PRAX-628 SMALL MOLECULE Disease Adult focal epilepsy US Diagnosed Prevalence ~2,000,000 patients (most common type of epilepsy) Symptoms Focal motor and non-motor seizures Treatment Anti-epileptic drugs (AEDs) >30% refractory to available AEDs

63 LOW DISEASE-STATE DEPENDENCE THIN THERAPEUTIC INDEX HIGH DISEASE-STATE DEPENDENCE WIDE THERAPEUTIC INDEX Our internal discovery effort focused on developing a NaV blocker with high disease state dependence and wide therapeutic index Source: Praxis data on file 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Lamotrigine (LTG) 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 Carbamazepine (CBZ) LAMOTRIGINE CARBAMAZEPINE 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % I n h ib it io n o f h N a V 1 .6 PRAX-628 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, M % I n h ib it io n o f h N a V 1 .6 PRAX-562 PRAX- 8P - 62 “NaV Fingerprint” Persistent INa Inhibition Peak INa, UDV-10Hz (Disease-State Dependence) Inhibition Peak INa, Tonic Block Inhibition

64 PRAX-628 has unique pharmacological properties that enable acute dosing in a broader patient population Modeling 90mg, single dose of PRAX-628 or PRAX-562. Preclinical simulation recapitulates PRAX-562 clinical data. 0 4 8 9 6 1 4 4 0 .1 1 1 0 Preclinical Simulation of Human PK 90 mg Single Dose Time (h) U n b o u n d P la s m a C o n c . n g /m L PRAX-628: 36 hr predicted half-life PRAX-562: >120 hr predicted half-life

PRAX-628 protects mice from seizures with a wide therapeutic window

MES EFFICACY



MES Latency (sec)
60
40
20
0
**
**
Veh
0.3
1
3
10
PRAX-628 (mg/kg, PO)

CD-1 mice; (n=8/group veh, n=10 PRAX)
ANOVA/Dunnett (PRAX)
**p<0.01 vs. Veh

ED_{50}: 0.67 mg/kg

sLMA TOLERABILITY



Total Distance Travelled (mm)
100000
80000
60000
40000
20000
0
**
**
Veh
3
5.6
10
20
PRAX-628 (mg/kg, PO)

CD-1 mice; (n=10/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

TD_{50}: 10.3 mg/kg

Molecule	Plasma Therapeutic Index
PRAX-628	16.7x

Therapeutic Index (TI) = TC_{50} / EC_{50}

PRAXIS 65

66 Focus directly on underlying genetic defects in rare epilepsy

PRAX-222
ASO

PRAX-020
SMALL MOLECULE

PRAX-080
ASO

PRAX-090
ASO

PRAX-100
ASO

PRAX-030
SMALL MOLECULE

Genetics	SCN2A gain-of-function
US Diagnosed Prevalence	1,500 patients
Symptoms	Early-onset, fatal seizures Severe movement disorders Global developmental delay Intellectual disability
Treatment	No therapies approved Refractory to symptomatic agents

Note: PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 67

68 PRAX-222 is an ASO designed to down-regulate SCN2A expression in patients with gain-of-function mutation

In vitro, PRAX-222 down-regulates both mRNA and protein

SCN2A mRNA KNOCKDOWN



% controls
120
100
80
60
40
20
0
1
10
100
Dose (µg)
ASO-Ctrl 200 µg
ED50: 33 µg
ED80: 170 µg

SCN2A PROTEIN KNOCKDOWN



Normalized actin
600
400
200
0
****
ASO-CTRL / WT MOUSE
ASO-CTRL
ASO-SCN2A
SCN2A GOF R1883Q/+ MOUSE
ASO-CTRL
ASO-SCN2A
Nav1.2
AnkG

ASOs were administered at P30 and brains were collected 14 days post-ICV for qPCR analysis

PRAXIS 69

70 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION A single dose of PRAX-222 increases survival well beyond standard of care in SCN2A GoF mice ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s u rv iv a l **** **** ASO injection (icv, P1)

71 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL A second dose of PRAX-222 significantly extends survival of SCN2A GoF mice SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s u rv iv a l **** **** ASO injection (icv, P1) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s u rv iv a l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model ASO injections (icv, P1, P28)

72 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL ADMINISTRATION POST-DISEASE ONSET ALSO EXTENDS SURVIVAL PRAX-222 also extends survival of SCN2A GoF mice if first administered later in life, well after disease onset SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s u rv iv a l **** **** ASO injection (icv, P1) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s u rv iv a l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO injections (icv, P1, P28) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s u rv iv a l **** **** ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO injection (icv, P15) ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model

PRAX-222
ASO

PRAX-020
SMALL MOLECULE

PRAX-080
ASO

PRAX-090
ASO

PRAX-100
ASO

PRAX-030
SMALL MOLECULE

Genetics	KCNT1 gain-of-function
US Diagnosed Prevalence	~1,250 patients
Symptoms	Intractable infantile-onset seizures Developmental plateau, regression Psychiatric and behavioral problems
Treatment	No therapies approved Refractory to symptomatic agents

Note: PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 73

74 PRAX-020 is a small molecule designed to selectively inhibit KCNT1 GoF variants Source: Praxis data on file. -4 -3 -2 -1 0 1 2 0 50 100 PRAX-020 Inhibition of KCNT1 GoF Variants Concentration (M) % I n h ib it io n

PRAX-020 eliminates seizures in KCNT1 transgenic mice and suppresses interictal spikes

PRAX-020 REDUCES SEIZURES*



Seizures
Mean % Change from BL
100
50
0
-50
-100
p= 0.0796
Veh
Low dose
High dose
PRAX-020 Dose
(mg/kg, PO)

CD-1 mice; (n=12 veh, n=5-7/group PRAX)
ANOVA/Dunnett (vs. veh)

...AND DECREASES INTERICTAL SPIKE FREQUENCY



Relative Spike Count
Normalized to 24 h Baseline
3
2
1
0
-6
0
6
12
18
24
Time (h) Post Dose
Veh
Low dose
High dose

*In 24 hours
Source: Praxis data on file.

PRAXIS 75

76 PRAX-020 KCNT1 inhibition may translate to rescue of behavioral and cognitive phenotype Source: Praxis data on file. 24 48 0 2 4 6 Nesting score Time (hrs) N e s ti n g S c o re Vehicle (n=7) PRAX-020 (n=9) ns ✱✱ No nesting Nesting

PRAX-222
ASO

PRAX-020
SMALL MOLECULE

PRAX-080
ASO

PRAX-090
ASO

PRAX-100
ASO

PRAX-030
SMALL MOLECULE

Genetics	X-linked, PCDH19 dominant-negative
US Diagnosed Prevalence	2,250 patients, mostly females
Symptoms	Intractable refractory seizure clusters Intellectual disability Behavioral deficits Impaired executive function
Treatment	No therapies approved Refractory to symptomatic agents

Note: PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 77

In PCDH19, hemizygous null patients and hemizygous non-mosaic male carriers are asymptomatic and preserve ability to form normal neuron networks


Wild-type PCDH19
Variant PCDH19
1
Unaffected individual (male or female)
Same adhesion properties
Normal sorting
Healthy
2
Hemizygous non-mosaic male carriers
Same adhesion properties
Normal sorting
Healthy
3
PCDH19 patients (female and mosaic males)
Different adhesion properties
Abnormal sorting
PCDH19 Disease
4
Hemizygous null patients
No PCDH19
No PCDH19
Healthy

Source: Beyond the Ion Channel; Depienne C. et al *PLOS Genetics* (2009)

PRAXIS 78

79 We aim to knock down PCDH19 to restore cell-cell adhesion and rescue phenotype Source: Beyond the Ion Channel; Depienne C. et al PLOS Genetics (2009) Wild-type PCDH19 Variant PCDH19 Normal sorting Healthy HealthyNo PCDH19 Normal sorting Healthy Abnormal sorting PCDH19 Disease PCDH19 ASO therapy treatment outcome

80 PCDH19 ASO MRNA KNOCKDOWN Hits identified achieve >90% in vitro knockdown PCDH19 mRNA Source: Data on file. On track to deliver lead candidate in 2023 0 20 40 60 80 100 0 20 40 60 80 100 % B a s e lin e P C D H 1 9 m R N A Low dose High dose >90% knockdown

81 PRAX-080 ASO PRAX-100 ASO PRAX-020 SMALL MOLECULE PRAX-090 ASO PRAX-030 SMALL MOLECULE PRAX-222 ASO Note: PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health. Genetics SYNGAP1 loss-of-function US Diagnosed Prevalence 1,600 patients Symptoms Intellectual disability Early-onset, refractory seizures Behavioral deficits Treatment No therapies approved Refractory to symptomatic agents

82 SYNGAP1 is a synaptic RAS GTPase activating protein Source: Weldon, M. et al . Journal of Neurodevelopmental Disorders. (2018)

83 Re-expression of SYNGAP1 in adult mice improves measures of seizure and memory Source: Creson et al., eLife (2019) Improvements in: SYNGAP1 restoration EEG ✓ Seizures ✓ Memory ✓ SYNGAP1 haploinsufficiency is the cause of disease, so ASO-mediated up-regulation could rescue disease phenotype

84 Hits identified achieve approx. 3-fold improvement in SYNGAP1 expression Source: Data on file. SYNGAP1 ASO MRNA UP-REGULATION On track to deliver lead candidate in 2023 1.5x 2.5x 0.5x 2.0x 1.0x 3.0x Top ASOs Avg. fold change in SYNGAP1 expression Up-regulation Down-regulation

85 Focus on implicated genes in common diseases

86 PRAX-114 SMALL MOLECULE PRAX-944 SMALL MOLECULE TARGET ID BY POLYGENIC RISK VARIANTS SMALL MOLECULE Imputed - Current Direct - Future

87 PRAX-114 SMALL MOLECULE PRAX-944 SMALL MOLECULE TARGET ID BY POLYGENIC RISK VARIANTS SMALL MOLECULE In development for MDD, PTSD, and ET, but inspired by the role of the GABAA receptor in epilepsy

88 GABAA receptors with delta (δ) subunit dysfunction give rise to epilepsy Source: Dibbens, L.M. et al. Human Mol Genet. (2004)

PRAX-114 preferentially potentiates the delta (δ) subunit of the $GABA_A$ receptor, which sits in the extrasynaptic space



Benzodiazepine binding site
α
β
α
γ
β
Synaptic $GABA_A$ Receptor
PRAX-114 Binding Site
α
β
α
δ
β
Extrasynaptic $GABA_A$ Receptor
Presynaptic terminal
GABA
Postsynaptic terminal
Synaptic receptor
Extrasynaptic receptor
Synaptic Space
Extrasynaptic Space

GABA: Gamma-aminobutyric acid; $GABA_A$ PAMs: $GABA_A$ receptor positive allosteric modulators

PRAX-114 shows 10.5-fold greater potentiation of extrasynaptic than synaptic $GABA_A$ receptors

	Dosing	Potentiation $\alpha_4\beta_3\delta$ %*	Potentiation $\alpha_1\beta_2\gamma_2$ %	Fold Potentiation $\alpha_4\beta_3\delta$/ $\alpha_1\beta_2\gamma_2$
PRAX-114	**Oral**	**300%**	**29%**	**10.5**
Zuranolone	Oral	300%	117%	2.6
Ganaxolone	IV, Oral	300%	794%	0.4
Zulresso	IV	300%	306%	1.0

$\alpha_4\beta_3\delta$: extrasynaptic $GABA_A$ receptor $\alpha1\beta_2\gamma_2$: synaptic $GABA_A$ receptor

* Equivalent of full activation by GABA

Source: Dibbens, L.M. *et al. Human Mol Genet.* (2004); Praxis data on file

PRAXIS 89

PRAX-114 has demonstrated anti-seizure effect in preclinical epilepsy models

PTZ-INDUCED TONIC SEIZURES



Number of Seizures
1.0
0.8
0.6
0.4
0.2
0.0
**
*
**
**
Veh1
VPA
Veh2
3
10
30
PRAX-114 (mg/kg, PO)

CD-1 mice
(n=12/group)
t-test (VPA)
ANOVA/Dunn (PRAX)
*p<0.05 vs. Veh
**p<0.01 vs. Veh

PTZ-INDUCED CLONIC SEIZURES



Number of Seizures
5
4
3
2
1
0
**
**
**
Veh 1
VPA
Veh 2
3
10
30
PRAX-114 (mg/kg, PO)

CD-1 mice
(n=12/group)
t-test (VPA)
ANOVA/Dunn (PRAX)
**p<0.01 vs. Veh

PRAX-114 protects 100% of animals from PTZ-induced tonic and clonic seizures

Source: Praxis data on file.

PRAXIS 90

91 PRAX-114 SMALL MOLECULE PRAX-944 SMALL MOLECULE TARGET ID BY POLYGENIC RISK VARIANTS SMALL MOLECULE Direct - Future

92 GWAS studies have elucidated common polygenic risk variants among genetic generalized epilepsy patients (N=15,212 epilepsy cases; 3,769 GGE) Polygenic risk variants are those above the line • SCN1A • KCNN2 • GABRA2 • PCDH7 • PNPO • GRIK1 MANHATTAN PLOT FOR GWAS ANALYSIS OF GENETIC GENERALIZED EPILEPSY Genome-wide significance threshold

93 Disruption potential comparable to bi- and tri-specific antibodies in immuno-oncology space Source: Suurs, F. V. et al. Pharmacology & Therapeutics. (2019); Ma, J., et al. Front Immunol. (2021) Dozens of bispecific antibodies in clinical development Emerging clinical data show polyspecific antibodies produce greater efficacy by targeting multiple tumor antigens at once

These three imperatives guide our epilepsy portfolio build

Focus directly on underlying genetic defects in rare epilepsy

PRAX-222*
ASO

PRAX-020
SMALL MOLECULE

PRAX-080*
ASO

PRAX-090*
ASO

PRAX-100 *
ASO

PRAX-030
SMALL MOLECULE

Focus on implicated genes in common diseases

PRAX-114
SMALL MOLECULE

PRAX-944
SMALL MOLECULE

TARGET ID BY POLYGENIC RISK VARIANTS
SMALL MOLECULE

Focus on nodes of pathophysiological convergence informed by genetics

PRAX-562
SMALL MOLECULE

PRAX-628
SMALL MOLECULE

TARGETS IDENTIFIED THROUGH
GENETICS

*PRAX-222 in collaboration with Ionis. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 94

95 Unmet Needs in Epilepsy Management Jacqueline French, MD NYU School of Medicine Perspectives from Clinical Practice: Shortcomings of existing treatment landscape provide opportunities for differentiation Daniel Friedman, M.D., MSc.

96 Disclosures • Receive salary support from the Epilepsy Study Consortium (which has received funding from multiple pharmaceutical companies including Biogen, Cerivell, Crossject, Eisai, Engage, SK Lifesciences, Xenon, Zynerba) • Consultant for Eisai, Neurelis • Research support from Empatica, Epitel, Epilepsy Foundation, NIH, CDC, NSF • Honorarium/Travel from Medtronics, Eisai, Epilepsy Foundation • Scientific advisor board: Receptor Life Sciences • Ownership interest: Neuroview Technology, Receptor Life Sciences

97 Case presentation • 28 year old woman with a history of depression presents to the office after an ER visit for a witnessed convulsive seizure. • Evaluation in the emergency room was unremarkable. • Upon careful history taking, for several years she has had rare episodes where she hears a “buzzing” in her ears and then feels confused for a few seconds that she attributed to panic attacks. • An MRI and EEG are ordered….

98 Case presentation Focal cortical dysplasia Left temporal spikes

99 Navigating therapeutic choices • Patient is diagnosed with epilepsy • Next step is symptomatic treatment – prevention of recurrent seizures − To reduce risks of mortality from seizures- accidents, drownings, SUDEP − To reduce risks of morbidity from seizures- fractures, burns, long term cognitive and psychiatric changes − To improve quality of life, allow for safe driving • How do we pick an anti-seizure medication?

100 ASMs for common epilepsies – Where are we now? Adapted from Loscher & Schmidt Epilepsia 2011 GEN1 GEN2 1. Kwan P and Brodie MJ. N Engl J Med. 2000 2. Brodie et al , Neurology, 2012 64% sz-free1 68% sz-free2

Despite the high number of marketed ASMs, more choices are needed

Phenobarbital
Phenytoin
Carbamazepine
Valproate
Gabapentin
Felbamate
Lamotrigine
Vigabatrin
Topiramate
Oxcarbazepine

Leviteracetam
Zonisamide
Pregabalin
Lacosamide
Clobazam
Ezogabine/Retigabine
Eslicarbazepine
Perampanel
Brivaracetam
Cenobamate

28 yr old woman with depression and new onset focal epilepsy

101

Despite the high number of marketed ASMs, more choices are needed

Phenobarbital
Phenytoin
Carbamazepine
Valproate
Gabapentin
Felbamate
Lamotrigine
Vigabatrin
Topiramate
Oxcarbazepine

Leviteracetam
Zonisamide
Pregabalin
Lacosamide
Clobazam
Ezogabine/Retigabine
Eslicarbazepine
Perampanel
Brivaracetam
Cenobamate

28 yr old woman with depression and new onset focal epilepsy

Who is on oral contraceptives and is concerned about weight gain

102

Despite the high number of marketed ASMs, more choices are needed

Phenobarbital
Phenytoin
Carbamazepine
Valproate
Gabapentin
Felbamate
Lamotrigine
Vigabatrin
Topiramate
Oxcarbazepine

Leviteracetam
Zonisamide
Pregabalin
Lacosamide
Clobazam
Ezogabine/Retigabine
Eslicarbazepine
Perampanel
Brivaracetam
Cenobamate

28 yr old woman with depression and new onset focal epilepsy

Who is on oral contraceptives and is concerned about weight gain

Who wants to have children in the near future

103

104 Where is there room for improvement? Outcome of interest Target of current therapy Kerr Acta Neurologica 2012

105 Where is there room for improvement? Kerr Acta Neurologica 2012

106 Efficacy -2 -1 0 1 2 3 4 5 6 7 8 seizure free 75-99% reduction 50-74% reduction 0-50% reduction Seizures and QOL in DRE change in QOLIE31 change in QOLIE89 Seizure freedom is perhaps the largest single driver of QOL in patients with DRE focal epilepsy From Birbeck et al, Epilepsia 2002

107 Where is there room for improvement? Kerr Acta Neurologica 2012

108 Tolerability Type Examples Acute, predictable (related to mechanisms of action), serum concentration dependent, common Fatigue, vertigo, ataxia, CNS depression, cognitive changes, diplopia, tremor, mood changes Acute, unpredictable (related to individual vulnerability), rare Rash, immunological reactions, liver toxicity, bone marrow toxicity, aseptic meningitis Chronic, related to cumulative exposure, common, predictable Bone density loss, weight changes, neuropathy, visual field changes, gingival hyperplasia, connective tissue disorder Pharmacodynamic and kinetic drug interactions, predictable Added CNS toxicity, decreased OCP effectiveness, hepatotoxcity • Medication side effects are significant burden for people with epilepsy • Adverse events are a large contributor to negative QOL • Multiple types of intolerability:

109 Teratogenicity & neurodevelopmental outcomes Rates of major congenital malformations for ASMs in monotherapy from 3 prospective registriesInsufficient data for newer ASMs like lacosamide, perampanel, brivaracetam Tomson et al, Curr Opinion Neurol 2019

110 Where is there room for improvement? Kerr Acta Neurologica 2012

111 Comorbidities • Depression, anxiety, memory disturbance are common focal/IGE epilepsy comorbidities • More common among drug- resistant patients • Causes include: • Seizures • Medication effects • Underlying biological abnormalities leading to epilepsy Keezer et al Lancet Neurol 2016

112 Where is there room for improvement? Kerr Acta Neurologica 2012

113 Disease modification Current therapies are symptomatic – treat seizures & not underlying disorder • Do not address the underlying mechanisms that lead to altered seizure thresholds, comorbid symptoms • Need to be taken chronically No treatments: • Alter the underlying mechanism leading to increased seizure susceptibility • Prevent epilepsy after a high-risk injury • Turn drug-resistant epilepsy into drug- sensitive epilepsy

114 Promise of identifying novel targets for therapy • Improved efficacy • Disease modification - remittance of epilepsy, change DRE -> treatment responsive • Modify comorbidities • Improve tolerability • Limit off target effects and neurodevelopmental outcomes

115 Conclusions Despite 18+ marketed ASMs for focal and generalized seizures, options fall short for many patients with common epilepsies, too • Lack of efficacy • Intolerable side effects • Limited choices for women who may become pregnant • Burden of daily of medication taking Shortcomings of available ASM present opportunities for differentiation of new therapies

116 Accelerating Path towards Registration Bernard Ravina, CMO

Advancing best-in-class therapies for epilepsies

PRAX-222	PRAX-562	PRAX-628
(SCN2A)	*(SCN2A, SCN8A, TSC, +other DEEs)*	*(FOCAL EPILEPSY)*

PRAXIS 117

118 Preclinical data suggest PRAX-222 has potential to be disease- modifying for early onset SCN2A gain-of-function DEE Dose-dependent reduction in interictal spikes, seizures and increased survival Survival benefit extended with repeat dosing Improvement in behavioral and locomotor activity in animal models PRAX-222 INTRATHECALLY-ADMINISTERED ASO for SCN2A GOF DEE

119 Patients experience significant seizure burden from birth Note: each horizontal line corresponds to a unique patient identifier. Patient record demographics (N=15): 7 males, 8 females. Average age of seizure onset at 5.1 days (range: 1-44 days). Source: Praxis data on file. EARLY ONSET SCN2A SEIZURE HISTORY PER PATIENT

120 Significant burden of disease through lifetime of early onset SCN2A patients ASM: Antiseizure Medications Note: Hospital Duration is the mean total days in hospital for all patients over the duration of the medical records. Source: Praxis data on file. MEDICATIONS DIAGNOSTIC & THERAPEUTIC PROCEDURES HOSPITALIZATIONS HOSPITALIZATION DURATION (DAYS) 14.5 26.3 First Year of Life Lifetime 21.1 40.0 First Year of Life Lifetime 4.3 10.9 First Year of Life Lifetime 69.1 98.6 First Year of Life Lifetime Avg. of 9 unique ASMs (range 2-14) alone in first year Median 17 days in hospital per year

121 IEDS DETECTED IN 11-YEAR-OLD WITH EARLY ONSET SCN2A MEDIAN IED BURDEN PER EEG Patient-guided insights drive development, such as EEG measure of interictal epileptiform discharges (IEDs) 0- 2m 2m -6 m 6m -1 y 1y -2 y 2- 4y 4- 8y 8- 16 y 0 10 20 30 40 50 60 Age IE D b u rd e n Early Onset SCN2A DEE (N=12) Age-matched Healthy Controls (N=1,249) Source: Praxis data on file.

122 Design principles for the PRAX-222 seamless trial submitted to FDA Seamless Placebo-controlled Patient Population Statistical considerations Endpoints Dose Multiple parts to identify and confirm a safe, efficacious dose and optimize dosing schedule Placebo controlled, with confirmatory phase design parameters informed by earlier phase Pediatric patients with confirmed SCN2A variant and baseline threshold of countable seizures Each patient contributes data to more than one stage of the study Collect data on seizure frequency and neurodevelopment, cognition assessments Dose, escalation, and dosing interval informed by clinical safety data and a priori rules

123 Simulated mRNA knockdown in human cortex in pediatric patients Safely achieves distribution in key areas of brain based on NHP data PK/PD modeling informs starting dose and proposed escalation based on level of knockdown anticipated to achieve clinical benefit and tolerability Median and 95% prediction interval illustrated Target knockdown 100 80 60 40 Source: Praxis data on file.

124 Next steps for PRAX-222 Clinical Program • Further characterize the population • Quantify EEG seizure burden, IED, variability in seizure frequency as potential biomarker Enroll observational study Ongoing Initiate PRAX-222 Seamless Study Mid-2022 • Assess safety, tolerability, PK and efficacy of ascending doses in pediatric patients (aged 2-18 yrs) with early onset SNC2A DEE Observational study: https://www.scn2a.com

125 Preclinical and emerging clinical data demonstrate PRAX-562 will be a first- and best-in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window translating to superior safety and efficacy PRAX-562 SCN2A, SCN8A, TSC, +other DEEs PAN-NAV BLOCKER SMALL MOLECULE

PRAX-562 path to rapid clinical proof of concept in DEEs

PHASE 1 HEALTHY VOLUNTEERS

SAD/MAD, ASSR Biomarker w/ 14-day Treatment Duration

TOPLINE REPORTED 4Q21

- *Well tolerated with no MTD at exposures above therapeutic range (EC_{50})*
- *Approximately 4-5 day half life*
- *Dose dependent reduction in ASSR*

PHASE 1 HEALTHY VOLUNTEERS

PK, ASSR Biomarker w/ 28-day Treatment Duration

READOUT IN 2Q22

- *No MTD at exposures multiple fold above therapeutic range (EC_{50})*
- *PK approaches steady state after 28 days*

PHASE 2 DEEs (SCN2A, SCN8A, and TSC)

Seizure Reduction, Safety

TO BE INITIATED 2H22

Targeting efficient path to registration

PRAXIS 126

127 PRAX-562 EXPOSURES ON DAY 1 EXPOSURES AT 28 DAYS, WELL ABOVE PREDICTED THERAPEUTIC EXPOSURE* PRAX-562 in healthy volunteers safely exceeds projected therapeutic exposure 0 2 4 6 8 10 12 14 16 18 20 22 24 10 10,000 100 1,000 120mg 90mg 45mg 30mg Mean PRAX-562 Concentration (ng/mL) Time Post-Dose, Day 1 (hours) MES-derived EC50 MES-derived EC90 10 100 1,000 10,000 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Mean PRAX-562 Concentration (ng/mL) Time Since First Dose (Days) 90mg Cmax 90mg Ctrough *Preliminary data from 562-102 study from first 12 participants enrolled in the study; CMax is representative of concentration at 2.5 hours post-dose. Source: Praxis data on file.

128 SCN8A DEE patients experience significant disease burden SCN8A SEIZURE HISTORY PER PATIENT Source: Praxis data on file.

129 SCN8A DEE patients experience significant disease burden MEDICATIONS DIAGNOSTIC & THERAPEUTIC PROCEDURES HOSPITALIZATIONS HOSPITALIZATION DURATION (DAYS) 6.6 17.6 LifetimeFirst Year of Life 9.3 27.6 First Year of Life Lifetime 3.3 9.9 First Year of Life Lifetime 27.6 62.8 First Year of Life Lifetime Median 6 days in hospital per year Source: Praxis data on file.

130 PRAX-562 in DEEs: Path to clinical proof of concept Rapid proof of concept Endpoints Initial patient population Open-label to identify a safe, efficacious dose and optimize dosing schedule in patients Collect data on seizure frequency and neurodevelopment, cognition assessments Pediatric patients with confirmed SCN2A, SCN8A, or TSC and baseline threshold of countable seizures

131 Preclinical data demonstrates PRAX-628 will be a best-in-class NaV blocker for focal epilepsy Superior selectivity for disease-state NaV channel hyperexcitability PK differentiated for broad epilepsy population Unprecedented therapeutic window translating to superior safety and efficacy PRAX-628 FOCAL EPILEPSY PAN-NAV ACTIVITY DEPENDENT BLOCKER SMALL MOLECULE

132 PRAX-628 clinical development program for focal epilepsy IND-ENABLING TOX 28-day GLP Tox PHASE 2 FOCAL EPILEPSY Seizure Reduction, Safety PHASE 1 HEALTHY VOLUNTEERS SAD/MAD, ASSR Biomarker w/14-day Treatment Duration ONGOING TO BE INITIATED 4Q22 TO BE INITIATED 2023

133 PRAX-222 (SCN2A) PRAX-562 (SCN2A, SCN8A, TSC) PRAX-628 (FOCAL EPILEPSY) Three epilepsy drugs in clinic by end of 2022 Initiate Seamless Study: Mid-2022 Initiate Phase 2 Study: 2H22 Initiate Phase 1 Study: 4Q22 PRAX-222 and PRAX-562 received Orphan Drug Designations for severe pediatric epilepsy indications from the FDA and EMA, and Rare Pediatric Disease designation from the FDA

Developing New Classes of Treatments

INSPIRED BY THE GENETICS OF EPILEPSY


DRD3
HTT
FMR1
OPA1
CACNA1G
GABRB3
KCN1A
SCN8A
SCN2A
CDKL5
DNM1
UNC79
TRIM3
PCDH19
CACNA1A
CACNA1A
KCNA1
SLC1A3
SETX
RFC1
TPH2
FKBP2
HTR2A
PSYCHIATRY
EPILEPSY
MOVEMENT
SYNGAP1
SHANK3
GABRB3
KCNT1
SCN1A

PRAXIS 134